UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2022

Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky	001-33998	61-0156015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

(502) 636-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 2, 2022, Churchill Downs Incorporated (the “Company”) entered into an amendment (the “Amendment”) to that certain Purchase Agreement (the “Purchase Agreement”), dated as of February 18, 2022, by and between Peninsula Pacific Entertainment Intermediate Holdings LLC (“P2E”) and the Company. As previously disclosed, the Purchase Agreement contemplates the acquisition by the Company of the following properties (the “P2E Transaction”): Colonial Downs Racetrack in New Kent, Virginia, six historical racing entertainment venues across Virginia, del Lago Resort & Casino in Waterloo, New York, and the operations of Hard Rock Hotel & Casino in Sioux City, Iowa (“Hard Rock Sioux City”).

As reflected in the Amendment, P2E will not sell the real property associated with Hard Rock Sioux City (“Sioux City Property”) to a third party. Accordingly, the Sioux City Property will be included in the P2E Transaction, and the total consideration to be paid by the Company to P2E will be $2.75 billion. The Company and P2E also agreed that the Company would no longer assume approximately $850.0 million of P2E debt at the closing, and that such debt would be repaid by P2E at the closing.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is included as Exhibit 2.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

2.1*	Amendment No. 1 to Purchase Agreement, dated as of September 2, 2022 by and between Peninsula Pacific Entertainment Intermediate Holdings LLC and Churchill Downs Incorporated

2.2*	Purchase Agreement, dated as of February 18, 2022 by and between Peninsula Pacific Entertainment Intermediate Holdings LLC and Churchill Downs Incorporated (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

September 6, 2022	/s/ Bradley K. Blackwell
	By:	Bradley K. Blackwell
	Title:	Senior Vice President, General Counsel and Secretary